Exhibit 32.3

CERTIFICATION

In connection with the Amendment No. 1 to the Quarterly Report of Phoenix Energy One, LLC (the “Company”) on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 4, 2025	By:	/s/ Adam Ferrari
Adam Ferrari
Chief Executive Officer (Principal Executive Officer)